Exhibit 10.1

NAME OF SUBSCRIBER: _____________________________

To:	Odyne Corporation
89 Cabot Drive, Suite L
Hauppauge, New York 11788

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to you in connection with your investment in Odyne Corporation (“Odyne” or the “Company”). Matrix USA LLC (the “Placement Agent”) shall serve as the placement agent of Odyne in conducting an offering (the “Offering”) of units (“Units”), each Unit consisting of (i) a 10% Senior Secured Convertible Debenture (“Debenture”), which shall be secured by a first priority lien on Odyne’s assets, and which are convertible into shares of Odyne’s common stock (“Common Stock”), and (ii) a detachable, three-year warrant to purchase shares of Common Stock (“Warrant”) equal to 100% of the principal amount of the Debenture divided by the exercise price of the Warrant, which is $0.75 per share. The purchase price per Unit is $100,000. The Offering is being conducted on a “best efforts - five (5) Units or none” basis with a maximum of thirty five (35) Units being offered. All funds received in the Offering prior to the First closing of the Offering (the “First Closing”) shall be held in escrow by Signature Bank (the “Escrow Agent”) and, upon fulfillment of the other conditions precedent set forth herein, shall be released from escrow and delivered to Odyne at which time the securities subscribed for as further described below shall be delivered, subject to Section 8 hereof, to you. The Company and the Placement Agent may continue to offer and sell Units and conduct additional closings (each, a “Closing”) for the sale of additional Units after the First Closing until the termination of the Offering.

1.    SUBSCRIPTION AND PURCHASE PRICE

1.1    Subscription. Subject to the conditions set forth in Section 2 hereof, the undersigned hereby subscribes for and agrees to purchase the number of Units indicated on page 10 hereof on the terms and conditions described herein. The minimum number of Units that may be purchased is five (5). Subscriptions for lesser amounts may be accepted at the discretion of Odyne and the Placement Agent.

1.2    Purchase of Securities. The undersigned understands and acknowledges that the purchase price to be remitted to the Placement Agent in exchange for the Units shall be $100,000 per Unit, for an aggregate purchase price as set forth on page 10 hereof (the “Aggregate Purchase Price”). The undersigned’s delivery of this Agreement to the Placement Agent shall be accompanied by payment for the Units subscribed for hereunder, payable in United States dollars, by check or wire transfer, to “Signature Bank, as Escrow Agent for Odyne Corporation” with the undersigned’s delivery of this Agreement to the Placement Agent. The undersigned understands and agrees that, subject to Section 2.1(a) and applicable law, by executing this Agreement, he, she or it is entering into a binding agreement. The undersigned further understands and acknowledges that he, she or it is purchasing the Units independently and not in reliance of any person or entity participating in this Offering.

2.    ACCEPTANCE AND CLOSING PROCEDURES

2.1    Acceptance or Rejection.

(a)    The obligation of the undersigned to purchase the Units shall be irrevocable, and the undersigned shall be legally bound to purchase the Units subject to the terms set forth in this Agreement.

(b)    The undersigned understands and agrees that Odyne and the Placement Agent reserve the right to reject this subscription for the Units in whole or part at any time prior to the closing (the “Closing”) of the purchase and sale of the Units if, in their reasonable judgment, they deem such action to be in the best interest of Odyne, notwithstanding the undersigned’s prior receipt of notice of acceptance of the undersigned’s subscription.

(c)    In the event of rejection of this subscription by Odyne or the Placement Agent in accordance with Section 2.1(b), or in the event that the sale of the Units is not consummated by the Placement Agent for any reason, this Agreement and any other agreement entered into between the undersigned and the Placement Agent relating to this subscription shall thereafter have no force or effect, and the Placement Agent shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

2.2    Closing.

Each Closing shall take place at the offices of Greenberg Traurig, LLP, counsel to Odyne, at The MetLife Building, 200 Park Avenue, 15th Floor, New York, New York 10166, or such other place as determined by the Placement Agent. The First Closing shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 8 below. Each subsequent Closing shall take place at such times as determined by Odyne (each closing date referred to as a “Closing Date”), or such other date as is mutually agreed to by the parties and the undersigned. “Business Day” shall mean from the hours of 9:00 a.m. (E.S.T.) through 5:00 p.m. (E.S.T.) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed.

3.    INVESTOR’S REPRESENTATIONS AND WARRANTIES

The undersigned hereby acknowledges, agrees with and represents and warrants to Odyne and the Placement Agent and its affiliates, as follows:

(a)    The undersigned has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(b)    The undersigned acknowledges his, her or its understanding that the offering and sale of the Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the undersigned represents and warrants to Odyne and the Placement Agent and its affiliates as follows:

(i)    The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the undersigned’s representations contained herein, the undersigned is merely acquiring the Units for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention.

(ii)    The undersigned is acquiring the Units solely for the undersigned’s own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the Debenture, or shares of Common Stock into which the Debenture is convertible and the Warrants are exercisable.

(iii)    The undersigned has the financial ability to bear the economic risk of his, her or its investment, has adequate means for providing for current needs and contingencies, and has no need for liquidity with respect to the investment in Odyne;

(iv)    The undersigned and the undersigned’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received the Confidential Private Placement Memorandum of the Company dated September 19, 2007, together with all annexes thereto (as such documents may be further amended or supplemented after the date hereof, the “Offering Materials”), relating to the Offering by Odyne of the Units, and all other documents requested by the undersigned or Advisors, if any, have carefully reviewed them and understood the information contained therein, prior to the execution of this Agreement; and

(v)    The undersigned (together with the undersigned’s Advisors, if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Units. If other than an individual, the undersigned also represents it has not been organized solely for the purpose of acquiring the Units.

(c)    The information in the Investor Questionnaire completed and executed by the undersigned (the “Investor Questionnaire”) is true and accurate in all respects, and the undersigned is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

(d)    The undersigned is not relying on the Placement Agent or its affiliates or sub-agents with respect to economic considerations involved in this investment. The undersigned has relied on the advice of, or has consulted with, only his, her or its Advisors. Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Units as such are described in the Offering Materials, and each Advisor, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Placement Agent or any affiliate or sub-agent thereof.

(e)    The undersigned will not sell or otherwise transfer the Debenture or Warrants (including such shares of Common Stock into which the Debentures are convertible and Warrants are exercisable, and collectively with the Debentures and Warrants, the “Securities”) without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of his, her or its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable state securities laws, or an exemption from such registration is available. In particular, the undersigned is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein, Odyne is under no obligation to register the Securities on the undersigned’s behalf or to assist the undersigned in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned understands that any sales or transfers of the Securities may be further restricted by state securities laws and are further restricted by the provisions of this Agreement.

(f)    No representations or warranties have been made to the undersigned by Odyne or the Placement Agent, or any of their respective officers, employees, agents, sub-agents, affiliates or subsidiaries, other than any representations of Odyne or the Placement Agent contained herein and in the Offering Materials, and in subscribing for Units the undersigned is not relying upon any representations other than those contained herein or in the Offering Materials.

(g)    The undersigned understands and acknowledges that the undersigned’s purchase of the Units is a speculative investment that involves a high degree of risk and the potential loss of the undersigned’s entire investment. The undersigned has carefully read and considered the matters set forth in the Offering Materials and in particular the matters under the caption “Risk Factors” therein, and expressly acknowledges that Odyne has a limited operating history.

(h)    The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Units will not cause such overall commitment to become excessive.

(i)    The undersigned understands and agrees that the Securities shall bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for Odyne such Securities may be sold without registration under the Securities Act or any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(j)    Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Units or the Securities, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Offering Materials. The Offering Materials has not been reviewed by any Federal, state or other regulatory authority.

(k)    The undersigned and his, her or its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of Odyne concerning the offering of the Units and the business, financial condition, results of operations and prospects of Odyne, and all such questions have been answered to the full satisfaction of the undersigned and the undersigned’s Advisors, if any.

(l)    The undersigned is unaware of, is in no way relying on, and did not become aware of the offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or electronic mail through the Internet, in connection with the offering and sale of the Units and is not subscribing for Units and did not become aware of the offering of the Units through or as a result of any seminar or meeting to which the undersigned was invited by, or any solicitation of a subscription by, a person not previously known to the undersigned in connection with investments in securities generally.

(m)    The undersigned has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby (other than commissions to be paid by Odyne to the Placement Agent, its sub-agents or as otherwise described in the Offering Materials and, in turn, to be paid to other selected dealers).

(n)    The undersigned is not relying on Odyne, the Placement Agent or any of their respective employees, agents or sub-agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the undersigned has relied on the advice of, or has consulted with, only his, her or its own Advisors.

(o)    The undersigned acknowledges that any estimates or forward-looking statements or projections included in the Offering Materials were prepared by the management of Odyne in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by Odyne or its management and should not be relied upon.

(p)    No oral or written representations have been made, or oral or written information furnished, to the undersigned or his, her or its Advisors, if any, in connection with the offering of the Units that are in any way inconsistent with the information contained in the Offering Materials.

(q)    The undersigned’s substantive relationship with the Placement Agent or sub-agents through which the undersigned is subscribing for Units predates the Placement Agent’s or such sub-agents’ contact with the undersigned regarding an investment in the Units.

(r)    All of the foregoing representations, warranties and agreements shall survive the Closing.

4.    ODYNE’S REPRESENTATIONS AND WARRANTIES

Odyne hereby acknowledges, agrees with and represents and warrants to each of the undersigned, as follows:

(a)    Odyne has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by Odyne and is valid, binding and enforceable against Odyne in accordance with its terms.

(b)    The Debentures and Warrants to be issued to the undersigned pursuant to this Agreement, when issued and delivered in accordance with the terms thereof and this Agreement, will be duly and validly issued and will be fully paid and non-assessable.

(c)    Odyne has duly and validly reserved, out of its authorized and unissued Common Stock, for issuance upon conversion of the Debenture and exercise of the Warrants, a number of shares sufficient for such purpose. The Common Stock to be issued to the undersigned upon conversion of the Debentures and exercise of the Warrants pursuant to this Agreement, when issued and delivered in accordance with this Agreement, the Debenture and the Warrant will, upon receipt by Odyne of the applicable cash conversion or exercise price therefor, be validly issued and fully paid and non-assessable.

(d)    Neither the execution and delivery nor the performance of this Agreement by Odyne will conflict with Odyne’s Certificate of Incorporation or By-laws, as amended to date, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which Odyne is a party or by which Odyne is bound.

(e)    After giving effect to the transactions contemplated by this Agreement and immediately after the Closing, Odyne will have the outstanding capital stock as described in the Offering Materials.

(g)    Odyne has made available to the Subscriber audited financial statements of Odyne for the year ended December 31, 2006, as well as unaudited financial statements for the six months ended June 30, 2007 (collectively the “Financial Statements”), which Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as stated in such Financial Statements or the notes thereto) and fairly present the financial position of Odyne. The Offering Materials contain all material information relating to Odyne and its operations and financial condition. Since the date of the Financial Statements, there has been no Material Adverse Effect in Odyne’s business, financial condition or affairs not disclosed in the Offering Materials. The Offering Materials and the Financial Statements do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.  To Odyne’s knowledge, none of its reports filed with the SEC contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading.

5.    COVENANTS

5.1    Registration Rights. Odyne is obligated to register the resale of the shares of Common Stock issuable upon conversion and/or exercise of the Securities pursuant to the terms of the Registration Rights Agreement of even date herewith between Odyne and the undersigned.

5.2    Short Sales. The undersigned covenants that neither it nor any affiliate acting on its behalf or pursuant to any understanding with it will execute any “short sales,” as defined in Rule 200 of Regulation SHO under the Securities Exchange Act of 1934, as amended (“Short Sales”), during the period commencing on the date of receipt by the undersigned of this Agreement and ending on the earlier of (i) the date of effectiveness of the Registration Statement or (ii) the date on which the shares of Common Stock issuable upon the conversion of the Debentures and exercise of the Warrants are first eligible for sale under Rule 144(k). The undersigned understands and acknowledges that the SEC currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to the effectiveness of the Registration Statement with the Securities is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, except as otherwise provided for in this Section 5.2, the undersigned does not make any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the earlier of (i) the date of effectiveness of the Registration Statement or (ii) the date on which the shares of Common Stock issuable upon the conversion of the Debentures and exercise of the Warrants are first eligible for sale under Rule 144(k). The undersigned covenants that, during the period commencing on the earlier of (i) the date of effectiveness of the Registration Statement or (ii) the date on which the shares of Common Stock issuable upon the conversion of the Debentures and exercise of the Warrants are first eligible for sale under Rule 144(k) and terminating on the date when it holds no shares of Common Stock, neither the undersigned nor any affiliate acting on its behalf or pursuant to any understanding with it shall knowingly engage in any Short Sales, except on those days (each, a “Permitted Day”) on which the aggregate short position with respect to the Common Stock of the undersigned prior to giving effect to any Short Sales by it on Permitted Day does not exceed its Permitted Share Position (as defined below) on such Permitted Day; provided, however, that the undersigned will only be entitled to engage in transactions that constitute Short Sales on a Permitted Day to the extent that, following such transaction, the aggregate short position with respect to the Common Stock of the undersigned does not exceed its Permitted Share Position.  For purposes of this Section 5.2, the undersigned’s “Permitted Share Position” means, with respect to any date of determination, the number of shares of Common Stock beneficially owned by it (including shares of Common Stock issuable upon the conversion of the Debentures and exercise of the Warrants, and shares purchased in the open market, or otherwise), plus the sum of the maximum number of shares then issuable upon the exercise of the Warrants (including portions of the Warrants not yet exercised and without regard to any other exercise restrictions applicable to the Warrants) to the undersigned.  Notwithstanding the foregoing, in the case of a subscriber that is a multi-managed investment vehicle in which separate portfolio managers manage separate portions of the undersigned’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of its assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

6.    USE OF PROCEEDS

The net proceeds of the Offering will be used in a manner consistent with the plan described in “Use of Proceeds” in the Offering Materials and the Monthly Operating Budget, as defined in Section 8.1(a) of this Agreement.

7.    INSIDER TRADING PROHIBITION; INDEMNITY

7.1    Until the filing by Odyne of its Current Report on Form 8-K with the SEC describing the Offering, but without limiting the provisions of Section 7.2 below, the undersigned hereby agrees to (i) refrain from (a) engaging in any transactions with respect to the capital stock of Odyne or any securities exercisable or convertible into or exchangeable for any shares of capital stock of Odyne, and (b) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of Odyne and (ii) indemnify and hold harmless Odyne, the Placement Agent, and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section 7 by the undersigned.

7.2    The undersigned agrees to indemnify and hold harmless Odyne, the Placement Agent, the Escrow Agent and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned’s breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to Odyne, the Placement Agent, the Escrow Agent and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing in connection with the Offering.

8.    CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

Odyne’s right to accept the subscription of the undersigned is conditioned upon satisfaction of the following conditions precedent on or before the date Odyne accepts such subscription (the “Closing Date”) (any or all of which may be waived by the undersigned in his, her or its sole discretion):

8.1    On the First Closing,

(a)    Odyne shall provide the Placement Agent with evidence reasonably satisfactory to the Placement Agent that Odyne has decreased its average monthly operating expenses, exclusive of materials, non-cash items and expenses associated with the Offering, to no more than $275,000 per month, commencing as of September 1, 2007 (the “Monthly Operating Budget”).

(b)    Messrs. Joseph Ambrosio and Konstantinos (Gus) Sfakianos shall have extended their employment agreements with Odyne for an additional three (3) years from the First Closing.

(c)    No legal action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement.

(d)    The representations and warranties of Odyne contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the First Closing Date as if made on the First Closing Date.

8.2    On each Closing thereafter,

(a)    No legal action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement.

(b)    The representations and warranties of Odyne contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if made on the Closing Date.

(c)    Odyne shall have provided the Placement Agent with evidence that Odyne has been maintaining the Monthly Operating Budget.

(d)    The Placement Agent shall be satisfied that the Company shall be working with the CEO to develop new strategies for the overall improvement of the Company, including, but not limited to, delivering products and adapting staffing needs of the Company.

8.3    Appointment of Director.

Upon the termination of the Offering, the Investor whom shall have purchased the most Units in this Offering shall be appointed to the Board, provided such Investor shall have purchased at least five (5) Units. In the event that no Investor shall have purchased at least five (5) Units, then the Placement Agent shall have the right, subject to the approval of Odyne, which such approval shall not be unreasonably withheld, to nominate an Investor to the Board or, at a minimum, to nominate and Investor to attend all meetings of the Board.

9.    NOTICES TO SUBSCRIBERS

9.1    THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN

RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

9.2    THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

10.	MISCELLANEOUS PROVISIONS

10.1    Survival. The undersigned’s representations and warranties made in this Subscription Agreement shall survive the execution and delivery of this Agreement and the delivery of the Debentures and Warrants.

10.2    Notices. Any party may send any notice, request, demand, claim or other communication hereunder to the undersigned at the address set forth on the signature page of this Agreement or to Odyne at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

10.3    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.4    Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his, her or its heirs, executors, administrators, successors, legal representatives and permitted assigns.

10.5    Assignability. This Agreement is not transferable or assignable by the undersigned. This Agreement shall be transferable or assignable by the Placement Agent to Odyne.

10.6    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

10.7    Entire Agreement; Amendments; Waivers. This Agreement supersedes all other prior oral or written agreements between the undersigned and Odyne, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein (including the other documents executed in connection with the Offering) contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Odyne nor the undersigned makes any representation, warranty, covenant or undertaking with respect to such matters. In addition:

(i)    Except as provided herein, no failure or delay on the part of the Investor in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on Odyne in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Investor shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

(ii)    Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?
The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002, all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?
Under the rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transactions and ensure compliance with the law.

As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

PRIVACY POLICY

It is the policy of Matrix USA LLC (“Matrix”) to respect the privacy of customers who subscribe to transactions underwritten by Matrix.

Whether its own brokers introduce customers to Matrix or the introduction was made through Selling Agents (hereinafter referred to as “Subscribers”) non-public personal information is protected by Matrix.

Matrix does not disclose any nonpublic personal information about Subscribers to anyone, except as required or permitted by law and to effect, administer, or enforce transactions requested by Subscribers in the ordinary processing, servicing or maintaining their accounts. Furthermore, Matrix does not reserve the right to disclose Subscriber’s nonpublic personal information in the future without first notifying the Subscriber of a change in privacy policy and providing a convenient opportunity for Subscriber to opt out of information sharing with nonaffiliated third parties.

Under the USA PATRIOT Act of 2001 (Public Law 107-56)(together with all rules and regulations promulgated thereunder, the “Patriot Act”), Matrix and/or your broker may be required or requested to disclose to one or more regulatory and/or law enforcement bodies certain information regarding transactions relating to your account involving transactions with foreign entitles and individuals, other transactions in your account as required in the Patriot Act and other activities described in the Patriot Act as “suspicious activities.” Neither Matrix nor your broker shall have any obligation to advise you of any such disclosures or reports made in compliance with the Patriot Act.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ____ day of ____________ 2007.

________________________	X $100,000 for each Unit	= $_____________________.
Units subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):
1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 12.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 13.

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held
_________________________________ Name (Please Print)	_________________________________ Name of Additional Purchaser
_________________________________ Residence: Number and Street	_________________________________ Address of Additional Purchaser
_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code
_________________________________ Social Security Number	_________________________________ Social Security Number
_________________________________ Telephone Number	_________________________________ Telephone Number
_________________________________ Fax Number (if available)	________________________________ Fax Number (if available)
_________________________________ E-Mail (if available)	________________________________ E-Mail (if available)
__________________________________ (Signature)	________________________________ (Signature of Additional Purchaser)
ACCEPTED this ___ day of _________ 2007, on behalf of Odyne.
By: _________________________________ Name: Title:

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
(Corporation, Partnership, LLC, Trust, Etc.)

_____________________________________________________________________________ Name of Entity (Please Print)
Date of Incorporation or Organization:
State of Incorporation or Organization:
State of Principal Office:
Federal Taxpayer Identification Number:

____________________________________________
Office Address
____________________________________________
City, State and Zip Code
____________________________________________
Telephone Number
____________________________________________
Fax Number (if available)
____________________________________________
E-Mail (if available)

By: _________________________________ Name: Title:
[seal] Attest: _________________________________ (If Entity is a Corporation)	_________________________________ _________________________________ Address

ACCEPTED this ____ day of __________ 2007, on behalf of Odyne.
By: _________________________________ Name: Title: